UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 9, 2004

Hawaiian Electric Industries, Inc. Exact Name of Registrant as Specified in Its Charter	1-8503 Commission File Number	99-0208097 I.R.S. Employer Identification No.

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Item 5.	Other Events

On March 9, 2004, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. ANNOUNCES PROPOSED REGISTERED OFFERING OF COMMON STOCK

HONOLULU, HAWAII — Hawaiian Electric Industries, Inc. (NYSE—HE) announced today that it plans to offer 2 million shares of its common stock (or 2.3 million shares if the underwriters’ overallotment option is exercised in full) in a registered public offering. HEI intends to use the net proceeds from the sale to redeem existing 8.36% trust preferred securities and any remaining funds will be used for general corporate purposes.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the sole book-running manager for the offering. Goldman, Sachs & Co., Robert W. Baird & Co., Piper Jaffray and A.G. Edwards & Sons, Inc. are co-managers for the offering.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from Merrill Lynch, Pierce, Fenner & Smith Incorporated at 4 World Financial Center, 250 Vesey Street, New York, New York 10080.

Forward-looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements and Risk Factors” discussion (which is incorporated by reference herein) set forth on page vi of HEI’s 2003 Annual Report filed on Form 10-K on March 9, 2004, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)

/s/ Eric K. Yeaman
Eric K. Yeaman Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI)

Date: March 9, 2004

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